UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 29, 2005

RESOLUTION PERFORMANCE PRODUCTS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-57170	76-0607613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RPP CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-57170-01	76-0660306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Smith Street, Suite 2400 Houston, Texas 77002
(Address of principal executive offices including Zip Code)

(888) 949-2502
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 2.02.                                         Results of Operations and Financial Condition.

(a)          On March 29, 2005, the Registrants issued a press release announcing their results for the year ended December 31, 2004, among other things, which is furnished herewith as Exhibit 99.1.  A reconciliation of non-GAAP measures to GAAP financials measures are included in the press release and are incorporated herein by reference. In addition, the press release announced that the Company will host a conference call on March 31, 2005 at 10.00 a.m. Eastern Time to discuss the year end results.  The conference call will be accessible to the public.

Item 9.01.                                         Financial Statements and Exhibits

(c)          Exhibits

Exhibit No.	Document

99.1	Press Release dated March 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE PRODUCTS LLC
(Registrant)

Dated: March 29, 2005	By:	/s/ David S. Graziosi
		Title:	Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION
(Registrant)

Dated: March 29, 2005	By:	/s/ David S. Graziosi
		Title:	Executive Vice President and Chief Financial Officer